UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 3, 2005

PRUDENTIAL-BACHE/WATSON

& TAYLOR, LTD.-2

(Exact name of registrant as specified in its charter)

Texas (State or Other Jurisdiction of Incorporation or Organization)	0-13518 (Commission File Number)	75-1933081 (I.R.S. Employer Identification No.)

751 Broad Street, Second Floor Newark, NJ (Address of Principal Executive Offices)	07102 (Zip Code)

(973) 802-6000

(Registrant’s telephone number, including area code)

One New York Plaza, 13th Floor

New York, NY 10292

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective June 3, 2005, Prudential Securities Group Inc. (“PSG”), being the sole shareholder of all of the issued and outstanding stock of Prudential-Bache Properties, Inc. (“PBP”), the managing general partner of Prudential-Bache/Watson & Taylor, Ltd.-2 (the “Registrant”), elected Richard F. Welch and Wayne R. Clarke as Directors of PBP. In addition, PSG re-elected Moon Bae Chung as Director of PBP.

On June 6, 2005, Richard F. Welch , age 46, was elected by the Board of Directors of PBP as Chairman, President and Chief Executive Officer replacing Brian J. Martin. Mr. Welch is also a Vice President of Prudential Financial, Inc. (“Prudential”), responsible for the business management of its divested and discontinued products and lines of business. He also serves in various capacities in certain other affiliated companies. Mr. Welch joined Prudential in 1983.

On June 6, 2005, Warren S. Hoffman, age 49, was elected by the Board of Directors of PBP as Vice President and Chief Financial Officer replacing William C. Yip. Mr. Hoffman is also a Vice President of Prudential, and is responsible for the financial reporting of its divested and discontinued products and lines of business. He also serves in various capacities in certain other affiliated companies. Mr. Hoffman joined Prudential in 1978.

On June 6, 2005, Wayne R. Clarke, age 45, was elected by the Board of Directors of PBP as Vice President. Mr. Clarke is also a Vice President of Prudential, and manages the business support functions of its divested and discontinued products and lines of business. He also serves in various capacities in certain other affiliated companies. Mr. Clarke joined Prudential in 1989, and is a Certified Public Accountant.

On June 6, 2005, Julia A. Herbert, age 47, was elected by the Board of Directors of PBP as Vice President. Ms. Herbert is also a Vice President of Prudential, and is responsible for the business management of its divested and discontinued products and lines of business. She also serves in various capacities in certain other affiliated companies. Ms. Herbert joined Prudential in 1980.

None of the foregoing directors or executive officers have engaged in any transactions with the Registrant. There are no family relationships among any of the foregoing directors or executive officers. All of the foregoing directors and executive officers have indefinite terms.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

PRUDENTIAL-BACHE/WATSON & TAYLOR, LTD.-2

(Registrant)

Date: June 9, 2005	By:	Prudential-Bache Properties, Inc., a Delaware Corporation, managing general partner

		By:	/s/ Warren S. Hoffman
Warren S. Hoffman Chief Financial Officer and Vice President